SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 9, 2005
                                ----------------


                        LORAL SPACE & COMMUNICATIONS LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Islands of Bermuda       1-14180        13-3867424
          ------------------       -------        ----------
          (State or other         (Commission    (IRS Employer
          jurisdiction of         File Number)    Identification
          incorporation)                          Number)


                         c/o Loral SpaceCom Corporation,
                   600 Third Avenue, New York, New York 10016
                   -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number, including area code:

                                 (212) 697-1105
                                 --------------


           Former name or former address, if changed since last report

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]Written communications pursuant to Rule 425 under the Securities Act
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act


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On July 15, 2003, Loral Space & Communications Ltd. and certain of its subsidiaries filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code in the United States District Court for the Southern District of New York and parallel insolvency proceedings in the Supreme Court of Bermuda in which certain partners of KPMG were appointed as joint provisional liquidators.

Item 8.01  Other Events

The Compensation Committee of Loral Space & Communications Ltd. (the "Company") approved 2004 cash bonus payments totaling $8.8 million for the employees of the Company and its subsidiaries, including $0, $480,000, $360,000, $271,109 and $170,000 to be paid to each of Bernard L. Schwartz, Eric J. Zahler, Richard J. Townsend, C. Patrick DeWitt and Avi Katz, respectively.

The bonus payments are discretionary payments by the Company based on various factors including individual performance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LORAL SPACE & COMMUNICATIONS LTD.
                                           ---------------------------------
                                           (Registrant)


Date: February 23, 2005                    /s/ Janet Yeung
                                           ----------------------------------
                                           Janet Yeung
                                           Vice President and Assistant
                                           Secretary